Exhibit 99.1

Sunnova Energy International, Inc. 20 Greenway Plaza, Suite 540 Houston, Texas 77046 sunnova.com

Sunnova Receives Continued Listing Notice from NYSE

HOUSTON, TX – April 4, 2025 – Sunnova Energy International Inc. (“Sunnova” or the “Company”) (NYSE: NOVA), an industry-leading adaptive energy services company, announced today that on April 1, 2025 it received a notification letter from the New York Stock Exchange (“NYSE”) stating that the Company is not in compliance with the continued listing standards set forth in Rule 802.01C of the NYSE Listed Company Manual, which requires listed companies to maintain an average closing share price of at least $1.00 over a consecutive 30 trading-day period (the “Notice”).

The NYSE rules require the Company to notify the NYSE, within 10 business days of receipt of the Notice, of its intent to cure the share price deficiency. The Company has six months following the receipt of the Notice to cure the deficiency and regain compliance. The Company can regain compliance at any time during the six-month cure period if, on the last trading day of any calendar month during the cure period, its common stock, par value $0.0001 per share (the “Common Stock”), has (i) a closing price of at least $1.00 and (ii) an average closing price of at least $1.00 over the 30 consecutive trading-day period ending on the last trading day of that month.

The Company will closely monitor the closing share price of its Common Stock and is considering all available options and intends to regain compliance with the NYSE listing standards by pursuing measures that are in the best interests of the Company and its shareholders, including potentially through the consummation of a reverse stock split, subject to approval by the Company’s board of directors and shareholders.

During the cure period, the Common Stock will continue to be listed and traded on the NYSE under its existing ticker symbol, with the addition of a suffix indicating the “below compliance” status of the Common Stock, as “NOVA.BC.”

The Notice does not affect the Company’s business operations, or its Securities and Exchange Commission reporting requirements, and does not conflict with or trigger any violation under the Company’s material debt agreements.

About Sunnova
Sunnova Energy International Inc. (NYSE: NOVA) is an industry-leading adaptive energy services company focused on making clean energy more accessible, reliable, and affordable for homeowners and businesses. Through its adaptive energy platform, Sunnova provides a better energy service at a better price to deliver its mission of powering energy independence™. For more information, visit http://www.sunnova.com.

Forward Looking Statements
This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this release include, but are not limited to, statements regarding the Company’s ability to regain compliance with the NYSE’s continued listing standard, the Company’s intention to seek a reverse stock split and the Company’s

Exhibit 99.1

Sunnova Energy International, Inc. 20 Greenway Plaza, Suite 540 Houston, Texas 77046 sunnova.com ability to successfully execute its business and financial strategies. All statements, other than statements of historical fact, are forward-looking statements. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risks and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and subsequent Quarterly Reports on Form 10-Q. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Sunnova Media Contact
Russell Wilkerson
203-581-2114
russell.wilkerson@sunnova.com

Sunnova Investor Contact
877-770-5211
IR@sunnova.com